3rd Quarter 2015 Earnings Presentation November 3th, 2015

2 FORWARD-LOOKING AND OTHER INFORMATION IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We have recently completed the sale of our recycling and specification alloys and extrusions businesses. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (5) increases in the cost of raw materials and energy; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (7) our ability to fulfill our substantial capital investment requirements; (8) our ability to retain the services of certain members of our management; (9) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (10) the loss of order volumes from any of our largest customers; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) variability in general economic conditions on a global or regional basis; (15) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (16) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access the credit and capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward- looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

3 THIRD QUARTER OVERVIEW  3Q15 Adjusted EBITDA of $68M  Global automotive volumes up 29%  Global aerospace volumes up 16%  Solid productivity in North America led by network optimization efforts  Asia Pacific achieved positive Adjusted EBITDA  Stronger U.S. dollar positively impacted EU profitability  Purchased $125M in principal of Senior Notes; Liquidity of $612 million as of September 30, 2015 3Q Adjusted EBITDA ($M) $68 $55 24% 3Q15 3Q14 24% year over year Adjusted EBITDA growth Adjusted EBITDA per ton ($/t)1 $247 $305 3Q15 3Q14 $134 3Q14 including Discontinued Operations 1Excludes third party slab shipments of 8kT in 3Q15

4 KEY GLOBAL INDUSTRIES 1IHS Global Insights, 2015  Strong backlogs; increasing build rates  China opportunities increasing Aerospace 16%  Aluminum content increasing  EU premium auto builds up 7%1  NA 5XXX volumes increasing Automotive 29%  Opportunities offset by capacity constraints  EU auto builds up 7%1 Heat Exchanger (2%) 3Q YoY Volume Growth Volume Drivers

5 KEY REGIONAL INDUSTRIES Volume Drivers  Uneven housing recovery  3Q14 favorability impacted by inherited backlog N.A. Building & Construction (7%)  Trailer production slowed as manufacturers worked off excess inventory  Still on pace for strong year N.A. Truck Trailer (8%)  Operational issues causing production constraints  Order pattern trending favorably EU Regional Commercial Plate & Sheet (2%)  Continued elevated import levels  Growth in non-standard products N.A. Distribution (1%) 3Q YoY Volume Growth Customer uncertainty resulting from declining aluminum prices affecting regional demand

6 ASIA PACIFIC UPDATE Shipments by Quarter (tons) 132 1Q14 2324 4Q13 1649 3Q13 1852 2Q13 1142 1Q13 3Q15 5472 2Q15 5441 1Q15 5141 4Q14 3872 3Q14 3806 2Q14 2809 China volume growth continues; aerospace volumes continuing to ramp up  Significant YoY shipment growth; larger focus on high value segments  Achieved positive Adjusted EBITDA; continuing to build momentum Cash Conversion Cost per ton Index 1.0x 0.7x 0.5x 0.5x 0.5x 0.4x 0.5x 3Q15 2Q15 1Q15 4Q14 3Q14 2Q14 1Q14  Enhanced operating leverage positions the plant for higher profitability  Aerospace product mix ramp up in process

7 LEWISPORT AUTOMOTIVE EXPANSION UPDATE On target to begin shipping to customers in 2017  Deployed $111M as of 3Q15; other Lewisport readiness spending on track  On target on all key milestones  Working with key auto OEMs 2014 3Q15 2015F 2016F $14 $30 $135 $150 ESTIMATED LEWISPORT ABS CAPEX ($M)

8 ADJUSTED EBITDA BRIDGE 3Q15 vs. 3Q14 ($M) $55 $6 $8 $68 20 25 30 35 40 45 50 55 60 65 70 3Q15 Currency / Other $1 Productivity Base Inflation $4 Commodity Inflation $3 Spreads $4 Price Volume/Mix $3 3Q14 $138 $18 $16 $21 $183 20 40 60 80 100 120 140 160 180 200 3Q15 YTD Currency / Other Productivity Base Inflation $15 Commodity Inflation $3 Spreads $2 Price Volume/Mix $4 3Q14 YTD 3Q15 YTD vs. 3Q14 YTD

9 NORTH AMERICA  Volume decrease due primarily to lower B&C shipments  Continued improvement in rolling margins  Unfavorable scrap spreads resulting from declining aluminum prices  Increased productivity driven by improved scrap recovery and system optimization benefits Volume (kT) Segment Adjusted EBITDA ($M) 3Q15 Performance 3Q Adjusted EBITDA Bridge ($M) 142 137 (3%) 3Q15 3Q14 $31 $34 3Q15 3Q14 Adj. EBITDA / ton $219 $249 $31 $3 $4 $3 $3 $5 $34 $35 $30 $25 $20 $15 $10 $5 $0 Other $1 Productivity Base Inflation $2 Commodity Inflation Spreads Price 3Q15 Volume / Mix 3Q14

10 METAL UPDATE $0.35 $0.30 $0.25 $0.20 $0.15 $1.20 $1.15 $1.10 $1.05 $1.00 $0.95 $0.90 $0.85 $0.80 $0.75 Sep 2015 Jun 2015 Mar 2015 Dec 2015 Sep 2014 Jun 2014 Mar 2014 Jan 2014  Year over year decline in spreads due to sharp P1020 decline  Scrap availability continues to decline 1Platts, Aleris Management Analysis, October 2015 Weighted Painted Siding, Mixed Low Copper, Sheet Spread P1020 (left axis) North America Scrap Spreads Global Metal Price Lag Impact 3Q15 3Q14 Change Metal price lag impact on gross profit ($23.7) $25.4 ($49.1) Realized gains (losses) on metal derivatives 20.0 (23.5) 43.5 (Unfavorable) favorable metal price lag net of realized derivative gains/losses ($3.7) $1.9 ($5.6) Metal hedging practices help reduce our exposure to volatility in metal prices

11 EUROPE  Strong volume & mix growth in Auto & Aero  Stronger spot pricing; Aero & Plate  Higher margins due to stronger USD  Disappointing productivity performance  Lingering operational issues negatively impacting volumes Volume (kT)1 Segment Adjusted EBITDA ($M)2 3Q15 Performance 3Q Adjusted EBITDA Bridge ($M) 78 81 4% 3Q15 3Q14 $34 $41 $5 $5 $0 $35 $45 $40 $30 $25 $20 $15 $10 Base Inflation $2 Commodity Inflation $0 Spreads Productivity $1 3Q14 Volume/Mix $2 Price $1 3Q15 Currency &Translation $2 $34 $41 3Q14 3Q15 Adj. EBITDA / ton $439 $505 1Excludes third party slab shipments of 8kT in 3Q15 2Excludes third party slab shipments in calculation of Adjusted EBITDA/ton

12 3Q15 3Q14 Cash provided (used) by Operating Activities $145 ($29) Capital Expenditures (54) (31) Other 12 5 Net Cash Before Financing $103 ($55) ABL / Senior Notes / Other (129) 44 Net Cash Flow After Financing $(26) ($11) CASH FLOW AND LTM WORKING CAPITAL Net Cash Flow Total Working Capital Days1,2 67 67 75 74 74 20%21% 18% 18% 20% 50 55 60 65 70 75 80 3Q15 2014 2013 2012 2011 1Nichols sales and working capital included in 2011-2014; See appendix for more detail 2Pro forma for divestitures of Global Recycling and Extrusions businesses Working capital still providing opportunity for cash flow improvement  Cash flow benefitting from lower metal prices  Working capital levels remain elevated

13 9/30/2015 Cash $165 Availability under ABL facility 447 Liquidity $612 CAPITAL & LIQUIDITY OVERVIEW Credit metric improvement driven by earnings growth and cash generation Capital Structure ($M) Liquidity Summary ($M) $64 $91 $82 $96 $95 $57 $14 $30 $97$78 $225 $107 $15 $22 $142 3Q15 YTD $160 3Q15 $54 2015E $275-$300 $165-$190 2014 $121 2013 $188 2012 $315 2011 Maintenance Lewisport ABS Project & Other Upgrades Other Growth Capital Expenditures Summary ($M)1 1 Excludes discontinued operations CapEx of $63M, $75M, $50M, $43M in 2011-2014; $15M in 1Q15 2Amounts exclude applicable discounts 3Other excludes $45M of exchangeable notes 4Continuing operations only 5LTM Adjusted EBITDA consists of $39M in 4Q14, $55M in 1Q15, $60M in 2Q15, and $68M in 3Q15 6Excludes Non-Recourse China Loan Facilities 9/30/15 Cash $165 ABL 0 Notes2 875 Non-Recourse China Loan Facilities2 213 Other2,3 5 Net Debt $929 LTM Adjusted EBITDA4,5 $222 Net Debt / LTM Adj.EBITDA 4.2x Net Recourse Debt6 / LTM Adj. EBITDA 3.2x

14 4Q15 OUTLOOK  Year-over-year performance in line with prior year after excluding $4M of one time benefits from 4Q14  Global automotive and aerospace volumes expected to exceed prior year  Aerospace margins expected to benefit from a stronger U.S. dollar  European regional order pattern trending favorably  Continued year-over-year improvement in North America margins  Anticipated destocking of inventory levels across North America and weaker scrap spreads expected  Aleris Operating System expected to drive favorable productivity  Full year CapEx expected to be $275M - $300M

15 APPENDIX

16 3Q & 3Q YTD ADJUSTED EBITDA RECONCILIATION 2015 2014 2015 2014 Adjusted EBITDA including discontinued operations $68.2 $55.1 $183.5 $138.0 Unrealized (losses) gains on derivative financial instruments of continuing operations (21.3) 13.7 (25.7) 4.0 Impact of recording inventory at fair value through purchase accounting — (2.5) — (5.6) Restructuring charges (1.0) (0.6) (8.7) (1.5) Unallocated currency losses (gains) on debt (4.8) 7.1 3.1 7.3 Stock-based compensation (benefit) expense 1.5 (2.8) (3.9) (11.0) Start-up costs (6.8) (3.5) (14.6) (19.8) (Unfavorable) favorable metal price lag (3.7) 1.9 (19.8) 24.9 Other (2.8) (2.6) (15.9) (9.9) EBITDA from continuing operations 29.3 65.8 98.0 126.4 Interest expense, net (23.6) (27.3) (74.7) (80.4) Benefit from income taxes 1.0 3.3 16.0 2.7 Depreciation and amortization from continuing operations (27.7) (33.6) (92.9) (87.8) (Loss) income from discontinued operations, net of tax (4.4) 18.2 115.0 30.5 Net loss (income) attributable to Aleris Corporation (25.4) 26.4 61.4 (8.6) Net income from discontinued operations attributable to noncontrolling interest — 0.2 0.1 0.9 Net (loss) income ($25.4) $26.6 $61.5 ($7.7) For the three months ended September 30, For the nine months ended September 30,

17 3Q15 & 3Q14 ADJUSTED EBITDA RECONCILIATION BY SEGMENT 1During the first quarter of 2015, in order to improve consistency in the calculation of metal price lag across the segments, the North America segment modified its calculation of metal price lag to include the impact of the Midwest Premium. This change increased the amount of unfavorable metal price lag reported for the North America segment for the three and nine months ended September 30, 2015 by approximately $4.8 million and $14.8 million, respectively. 2 Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table. 3There was no difference between segment income and segment Adjusted EBITDA for this segment. 2015 2014 North America Segment income $36.4 $26.4 Impact of recording inventory at fair value through purchase accounting — 2.5 (Favorable) unfavorable metal price lag1 (2.2) 2.1 Segment Adjusted EBITDA2 $34.2 $31.0 Europe Segment income $35.1 $38.1 Unfavorable (favorable) metal price lag1 5.9 (4.0) Segment Adjusted EBITDA2 $41.0 $34.2 Asia Pacific Segment income $0.6 $0.0 Segment Adjusted EBITDA3 $0.6 $0.0 For the three months ended September 30,

18 3Q & 3Q YTD ADJUSTED EBITDA PER TON RECONCILIATION 2015 2014 Metric tons of finished product shipped: North America 137 142 Europe (1) 81 78 Asia Pacific 6 4 Intersegment shipments (1) (0) Total metric tons of finished product shipped 223 223 Segment Adjusted EBITDA: North America (2) $34.2 $31.0 Europe 41.0 34.2 Asia Pacific 0.6 — Corporate (7.6) (10.1) Total Adjusted EBITDA 68.2 55.1 Discontinued operations — 27.5 Total Adjusted EBITDA including discontinued operations $68.2 $82.6 Segment Adjusted EBITDA per metric ton: North America $249.0 $219.1 Europe 505.5 438.9 Asia Pacific 101.6 * Aleris Corporation $305.5 $247.3 For the three months ended September 30, *Result not meaningful 1Finished product shipped excludes slab and billet sales from the Voerde and Koblenz cast houses 2 During the first quarter of 2015, in order to improve consistency in the calculation of metal price lag across the segments, the North America segment modified its calculation of metal price lag to include the impact of the Midwest Premium. This change increased the amount of unfavorable metal price lag reported for the North America segment for the three and nine months ended September 30, 2015 by approximately $4.8 million and $14.8 million, respectively..

19 WORKING CAPITAL EXCLUDING NICHOLS 70 70 81 75 20% 19%19% 22% 50 52 54 56 58 60 62 64 66 68 70 72 74 76 78 80 82 2014 2013 2012 2011 Total Working Capital Days1 1Excludes Nichols working capital and sales prior to acquisition